UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         May 24, 2012

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

            3250 Van Ness Avenue, San Francisco, California 94109

(Address of principal executive offices)

Registrant’s telephone number, including area code                 (415) 421-7900

                                                             N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 24, 2012, Williams-Sonoma, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved a proposal to amend and restate the Company’s 2001 Incentive Bonus Plan (the “Plan”) to increase the participant payment limit to ten million dollars per award period, to extend its term for an additional year and to approve the material terms of the Plan so that the Company may continue to use the Plan to achieve the Company’s goals and continue to receive a federal income tax deduction for certain compensation paid under the Plan.

The Plan, as amended, is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The information contained in Item 5.02 above is hereby incorporated by reference. At the Annual Meeting, the following proposals were voted on and approved by the Company’s stockholders:

Proposal 1: Election of Board of Directors:

Name of Director	For	Withheld	Broker Non-Vote

Laura J. Alber	86,326,982	46,292	4,038,206

Adrian D.P. Bellamy	83,662,559	46,945	4,038,206

Rose Marie Bravo	86,518,885	47,070	4,038,206

Mary Ann Casati	86,495,047	71,945	4,038,206

Patrick J. Connolly	86,314,065	43,258	4,038,206

Adrian T. Dillon	86,527,619	39,901	4,038,206

Anthony A. Greener	83,920,885	41,808	4,038,206

Ted W. Hall	83,942,107	45,388	4,038,206

Michael R. Lynch	86,260,784	45,663	4,038,206

Lorraine Twohill	86,522,196	44,127	4,038,206

All director nominees were duly elected.

Proposal 2: Amendment and Restatement of the Williams-Sonoma, Inc. 2001 Incentive Bonus Plan:

For	Against	Abstain	Broker Non-Vote

84,988,446	1,601,687	42,276	4,038,206

Proposal 2 was approved.

Proposal 3: Advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Vote

82,488,780	4,073,510	70,119	4,038,206

Proposal 3 was approved, on a non-binding advisory basis.

Proposal 4: Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2013:

For	Against	Abstain	Broker Non-Vote

90,266,040	347,090	57,485	-

Proposal 4 was approved.

Item 9.01	Financial Statements and Exhibits

(d)	List of Exhibits:

10.1	Williams-Sonoma, Inc. 2001 Incentive Bonus Plan, as amended*

*Incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on April 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: May 25, 2012	By:	/s/ Julie P. Whalen
Julie P. Whalen
Acting Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Williams-Sonoma, Inc. 2001 Long-Term Incentive Plan, as amended*

*Incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on April 6, 2012.